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                                                                  EXHIBIT (j)(2)







                        CONSENT OF INDEPENDENT AUDITORS





We consent to the reference made to our firm under the captions "Financial Highlights", "Investment Advisory and Other Services" and "Experts" and to the use of our report dated November 5, 1999, which is incorporated by reference, in this Registration Statement (Form N-1A 333-76651) of TIAA-CREF Institutional Mutual Funds.






ERNST & YOUNG LLP


New York, New York
January 26, 2000